Exhibit 99.3

4th Quarter 2003 Earnings Call February 19, 2004

Management on call John Goff Chief Executive Officer Denny Alberts President & Chief Operating Officer Jerry Crenshaw Executive Vice President & Chief Financial Officer Jane Mody Executive Vice President, Capital Markets

The presentation is designed to accompany the press release issued this morning and Crescent's conference call scheduled for today. Certain statements made during the call and in the presentation materials may be considered forward-looking statements within the meaning of the federal securities laws. Although Crescent believes that the expectations set forth in such statements are based upon reasonable assumptions, Crescent's future operations and its actual performance may differ materially from those indicated in any forward-looking statements. Additional information that could cause actual results to differ materially from these statements are detailed in the earnings release issued this morning and from time to time in Crescent's SEC reports, including its annual report on Form 10-K, quarterly reports on Form 10-Q, and reports on Form 8-K. Forward - looking statements

4th Quarter financial results and strategic highlights Results of funds from operations available to common shareholders before impairments related to real estate assets ("FFO")(1)(2) 4th quarter 2003 ? $91.2 million or $.78 per share Year-ended 2003 ? $212.6 million or $1.82 Per Share (1) Funds from operations is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although these companies may calculate funds from operations in different ways. A reconciliation of our FFO, before and after impairments related to real estate assets, to GAAP net income is included in the financial statements accompanying the press release issued this morning and on pages 11 and 12 of the Fourth Quarter 2003 Supplemental Operating and Financial Data Report also issued this morning. Both are available on our website at www.Crescent.com. (2) Refer to press release issued today for full FFO and net income disclosure.

Strategic plan Increase return on equity Increase FFO growth and predictability Strengthen the balance sheet

Strategic highlights – 2003 acquisitions and dispositions

Office Acquisitions – Wholly Owned

- Hughes Center in Las Vegas (1.0M sf[(1)], $214M[(1)])
- The Colonnade in Miami (216,000 sf, $51M)

Office Acquisitions – Joint Ventured

- One BriarLake Plaza in Houston with JP Morgan Fleming (502,000 sf, $74M gross)

Non-core dispositions

- The Woodlands in Houston (Crescent's interest in residential and office, $202M cash[(2)], $54.2M FFO gain[(3)])
- Ritz Carlton Palm Beach (Crescent's 50% interest, $19M net proceeds[(4)], $3.6M gain)
- Las Colinas Plaza retail in Dallas (135,000 sf, $21M net proceeds[(5)], $14.5M gain)
- Non-income producing land (31.9 acres, $32M net proceeds, $13.1M gain)

(1) Excludes one of the eight original Hughes Center acquisition office building's (86,000 sf, $8.8M) which was acquired by the existing joint-venture partner under its right of first refusal.
(2) Includes partnership distributions net of working capital adjustments.
(3) $49.2M GAAP gain.
(4) After debt repayment.
(5) Prior to repayment of debt.

CRESCENT

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Strategic highlights - cash generation Cash Generation AmeriCold financing (2/04) $ 90,000 Series A $74M Preferred at 7.68% (1/04) 74,000 Woodlands/Hughes (12/03) 97,000(1) Available for Reinvestment $261,000 ($ in thousands) Includes $44M of additional financing on Hughes portfolio planned for 2004.

2004 Guidance Company FFO - 2004 Guidance $163,000 to $181,000 $1.40 to $1.55 per share 2004 Segment FFO Guidance Low High Office $276,000 to $280,000 Resort/Hotel 50,000 to 52,000 Residential Development 30,000 to 33,000 Temperature-Controlled Logistics 19,000 to 21,000 Total Segment FFO $375,000 to $ 386,000 Reinvestment Income(1) $ 18,000 to $ 24,000 Business Initiatives(2) $ 10,000 to $ 20,000 Company FFO - 1st Quarter 2004 Guidance $23,000 to $26,000 (3) $.20 to $.22 per share(3) ($ in thousands) (1) Assumes anticipated reinvestment of $261M throughout second and third quarters at a return on equity of 8% to 12%. (2) Business initiatives includes investment land sales, additional termination fees above the $3.5M included in Office segment, and other income. (3) Assumes no reinvestment income.

Dividend coverage Low High FFO Guidance(1) $ 163,000 $ 181,000 Recurring Cap Ex(2) (70,000) (75,000) $ 93,000 $ 106,000 Residential Cash in Excess of FFO(3) 85,000 90,000 FFO After Recurring Cap Ex and Residential Cash in Excess of FFO $ 178,000 $ 196,000 Common Dividend $ 175,000 $ 175,000 (1) FFO is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies. A reconciliation of FFO to GAAP net income is included in the financial statements accompanying the press release issued this morning and on pages 11 and 12 of the Fourth Quarter 2003 Supplemental Operating and Financial Data Report also issued this morning. (2) Recurring capital expenditures for non-revenue-enhancing leases. (3) Management expects residential cash to be received largely in the fourth quarter due to the seasonal nature of the residential business. ($ in thousands)

Achieving stabilized dividend coverage Stabilized operations Office Resort / Hotel Residential Development Temperature-controlled Logistics Reinvestment Joint Ventures

Office property results Portfolio % leased occupancy and economic occupancy 86.4% leased occupancy as of December 31, 2003 84.0% economic occupancy as of December 31, 2003 Same-Store NOI growth 4th quarter 2003 ? (8.5)% GAAP / (8.3)% cash Year-ended 2003 ? (11.5)% GAAP / (11.3)% cash

Office property results Leasing activity 4th quarter 2003 ? 2.3 million total net rentable square feet leased ? Includes 1.5 million square feet renewed or re- leased, resulting in 6% decrease in full service rental rates over expiring rates Year-ended 2003 ? 6.4 million total net rentable square feet leased ? Includes 4.0 million square feet renewed or re- leased, resulting in 10% decrease in full service rental rates over expiring rates

Leasing economics - rate Weighted-Average Square Feet Full Service Rate 2003 commenced leases 6,496,000 $21.15 Remaining total expirations in 2004 2,595,000 $21.79 In-place rate for the portfolio $22.63 Quoted rate for the portfolio $22.19

Leasing economics - TI & LC(1) Per square foot per year over life of lease Q1-03 Q2-03 Q3-03 Q4-03 Renewal / Re-lease $2.94 $2.46 $2.96 $2.71 New / Expansion $4.18 $4.49 $4.30 $3.90 (1) Tenant improvements and leasing costs.

Recently named 2003 Winner, third year in a row! Crescent recognized for customer service Crescent recognized for customer service

2001 Score 2002 Score 2003 Score Readiness To Solve Problems 90.6% 91.7% 93.4% Responsiveness & Follow- Through 89.4% 90.8% 92.5% Property Appearance & Condition 85.7% 87.2% 88.8% Quality of Management Services 89.4% 90.2% 92.2% Relationship Rating 90.6% 91.5% 93.3% Renewal Intention 88.6% 88.7% 90.9% Winner of the 2001, 2002 and 2003 National Commercial Real Estate Customer Service Award for Excellence Crescent recognized for customer service

Houston office market update Crescent Leased % as of 12/31/03 ? 91.4% Crescent vs. 85.5% market Quoted rental rate as of 12/31//03 ? $21.02 Crescent vs. $21.28 market Market Absorption 4th quarter ? 95,000 square feet Deliveries 4th quarter ? 750,000 square feet Under construction as of 12/31/03 ? 88,000 square feet Houston - Class A Market Source: CoStar Group 12/31/03

Dallas office market update Dallas - Class A Crescent Leased % as of 12/31/03 ? 82.1% Crescent vs. 80.1% market Quoted rental rate as of 12/31/03 ? $24.10 Crescent vs. $20.58 market Market Absorption 4th quarter ? 144,000 square feet Deliveries 4th quarter ? 120,000 square feet Under construction as of 12/31/03 ? 181,000 square feet Market Source: CoStar Group 12/31/03

Business - class hotel results Denver Marriott Hyatt Regency Albuquerque Three Months ended December 31, 2003 2002 Same-Store NOI (in thousands) $4,641 $5,328 Weighted Average Occupancy 66% 69% Average Daily Rate $117 $111 Revenue Per Available Room $77 $77 Twelve Months ended December 31, 2003 2002 Same-Store NOI (in thousands) $17,940 $19,005 Weighted Average Occupancy 71% 71% Average Daily Rate $115 $113 Revenue Per Available Room $82 $80

Destination resort results Sonoma Mission Inn & Spa Canyon Ranch - Tucson Three Months ended December 31, 2003 2002 Same-Store NOI (in thousands) $4,877 $2,857 Weighted Average Occupancy 59% 62% Average Daily Rate $502 $471 Revenue Per Available Room $288 $283 Twelve Months ended December 31, 2003 2002 Same-Store NOI (in thousands) $24,480 $25,067 Weighted Average Occupancy 68% 69% Average Daily Rate $469 $464 Revenue Per Available Room $311 $310

The Woodlands Residential lot sales ? 564 - 4th quarter 2003 / 1,309 - year-ended 2003 Average sales price per lot ? $54,000 - 4th quarter 2003 / $59,000 - year-ended 2003 Desert Mountain Residential lot sales ? 26 - 4th quarter 2003 / 60 - year-ended 2003 Average sales price per lot ? $708,000 - 4th quarter 2003 / $653,000 - year-ended 2003 Residential development results The Woodlands Desert Mountain

Residential development results Crescent Resort Development 19 active projects Residential unit sales ? 36 - 4th quarter 2003 / 86 - year-ended 2003 Average sales price per unit ? $0.6 million - 4th quarter 2003 / $0.9 million -year-ended 2003 Residential lot sales ? 184 - 4th quarter 2003 / 246 -year-ended 2003 Average sales price per lot ? $155,000 - 4th quarter 2003 / $129,000-year-ended 2003 Beaver Creek Northstar-at-Tahoe Rendering